POWER OF ATTORNEY

Know all by these presents
that the undersigned hereby
constitutes and appoints Dr.
Oliver Keren Ban the undersigned's
true and lawful attorney-in-fact, to:

(1) execute for and on behalf
of the undersigned a Form ID
application to be filed with the
Securities and Exchange Commission
to obtain EDGAR codes for the
undersigned, including amendments
thereto and any other documents
necessary or appropriate in
connection therewith;

(2) execute for and on behalf of
the undersigned Forms 3, 4, and 5
with respect to the securities of
Signet International Holdings, Inc.
(the "Company") in accordance with
Section 16(a) of the Securities
Exchange Act of 1934 and the rules
thereunder;

(3) do and perform any and all
acts for and on behalf of the
undersigned which may be
necessary or desirable to
complete and execute any such
Form 3, 4, or 5, complete and
execute any amendment or
amendments thereto, and timely
file such forms with the United
States Securities and Exchange
Commission and any stock exchange
or similar authority; and

(3) take any other action of any
type whatsoever in connection
with the foregoing which, in the
opinion of such attorney-in-fact,
may be of benefit to, in the
best interest of, or legally
required by, the undersigned, it
being understood that the
documents execute by such
attorney-in-fact on behalf of
the undersigned pursuant to this
Power of Attorney shall be in
such form and shall contain
such terms and conditions as such
attorney-in-fact may approve in
such attorney-in-fact's
discretion.

The undersigned hereby grants to such
attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned hereby individually acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain
in full force and effect until the
undersigned are no longer required to
file Reports with respect to such
undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be
executed as of this 8th day
of April 2022.

/s/ Carter Yeung